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                                                                   Exhibit 3-270
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Microfilm Number _______      Filed with the Department of State on FEB 27 1995


Entity Number 2623889                      /s/ [Graphic Omitted]
                                           -------------------------------------
                                           ACTING Secretary of the Commonwealth


                       CERTIFICATE OF LIMITED PARTNERSHIP
                             DSCB: 15-8511 (Rev 90)


   In compliance with the requirements of 15 Pa.C.S. ss. 8511 (relating to certificate of limited partnership), the undersigned, desiring to form a limited partnership, hereby certifies that:

1.   The name of the limited partnership is: State Street Associates, L.P.
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2.   The (a) address of this limited partnership's initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

     (a)  148 West State Street, Kennett Square, PA 19348, Chester County
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          Number and Street       City          State  Zip         County

     (b)  c/o:
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          Name of Commercial Registered Office Provider                   County

     For a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the limited partnership is located for venue and official publication purposes.

3. The name and business address of each general partner of the partnership is:

                 Name                                     Address
     State Street Associates, Inc.         148 West State Street, Kennet Square,
                                           PA 19348
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4.   (Check, and if appropriate complete, one of the following):

     |X| The formation of the limited partnership shall be effective upon filing this Certificate of Limited Partnership in the Department of State.

     |_|  The formation of the limited partnership shall be effective on:
          _____________ at ____________
              Date             Hour

(PA, - LP 2956 - (10/9/92)

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DSCB: 15-8511 (Rev 90)-2

   IN TESTIMONY WHEREOF, the undersigned general partner(s) of the limited partnership has (have) executed this certificate of limited partnership this 24th day of February, 1995.

                                           State Street Associates, L.P.

                                           By:   State Street Associates, Inc.
                                                 its general partner

                                           /s/ Michael R. Walker
                                           -------------------------------------

                                           Name: Michael R. Walker

                                           Title: Chairman and Chief Executive
                                                  Officer

(PA - LP 2956)